UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2006

BIOENVISION, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-24875	13-4025857
(Commission File No.)	(IRS Employer Identification No.)

345 Park Avenue, 41st Floor

New York, New York 10154

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 750-6700

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 14, 2006, the Company issued a press release reporting second quarter 2006 financial results. The press release is attached as Exhibit 99.1 to this report.

The release furnished as Exhibit 99.1 to this Report contains the following non-GAAP measures: (i) R&D contract revenues during the quarter adjusted for such amounts invoiced for clofarabine R&D reimbursements increased 44.5% as compared with R&D contract revenues recorded for the three months ended December 31, 2004 (see reconciliation table and note below) and (ii) R&D contract revenues for the six months adjusted for such amounts invoiced for clofarabine R&D reimbursements increased 24.3% as compared with R&D contract revenues recorded for the six months ended December 31, 2004 (see reconciliation table and note below).

Reconciliation of Non-U.S. GAAP Financial Measure

Adjusted total revenue defined as total revenue plus amounts invoiced for Genzyme clofarabine reimbursements

	Three months ended	Six months ended
December 31, 2005

Total revenue, as reported	$ 1,091,307	$ 1,761,525

Amounts invoiced for Genzyme clofarabine reimbursements	684,534	1,371,019

Adjusted revenue	$ 1,775,841	$ 3,132,544

NOTE: Adjusted revenue, defined as total revenue plus amounts invoiced for Genzyme clofarabine reimbursements, is a non-U.S. GAAP measure used by management in evaluating the performance of the Company's overall business. The Company believes that this performance measure contributes to a more complete understanding by investors of the overall results of the Company because the amounts invoiced for Genzyme clofarabine reimbursements were included in the results of operations for the three and six months ended December 31, 2004.

Adjusted R&D contract revenue defined as R&D contract revenue plus amounts invoiced for Genzyme clofarabine reimbursements

	Three months ended	Six months ended
December 31, 2005

R&D contract revenue, as reported	$ 373,408	$ 448,500

Amounts invoiced for Genzyme clofarabine reimbursements	684,534	1,371,019

Adjusted R&D contract revenue	$ 1,057,942	$ 1,819,519

NOTE: Adjusted R&D contract revenue, defined as R&D contract revenue plus amounts invoiced for Genzyme clofarabine reimbursements, is a non-U.S. GAAP measure used by management in evaluating the performance of the Company's overall business. The Company believes that this performance measure contributes to a more complete understanding by investors of the overall results of the Company because the amounts invoiced for Genzyme clofarabine reimbursements were included in the results of operations for the three and six months ended December 31, 2004.

The information set forth in the above Item 2.02 and the attached Exhibit 99.1 is furnished to, but shall not be deemed “filed” with the Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release dated February 14, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOENVISION, INC.

Dated: February 14, 2006	By:	/s/ David P. Luci
David P. Luci
Chief Financial Officer, General Counsel and Corporate Secretary

EXHIBIT INDEX

99.1	Press Release dated February 14, 2006.